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                                                                    EXHIBIT 32.1

                                  CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. Section 1350, that:

(1) The accompanying Annual Report on Form 10-KSB for the period ended August 27, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the accompanying Annual Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 20, 2006                 /s/ Michael J. Pudil
                                        ----------------------------------------
                                        Chief Executive Officer


Date: November 20, 2006                 /s/ Paul D. Sheely
                                        ----------------------------------------
                                        Chief Financial Officer